废弃烟草购销合同

甲方：福建武夷烟叶有限公司

乙方：三明华健生物工程有限公司

根据福建省烟草专卖局闽烟专（2005）30号文件“福建省烟草专卖局关于进一步规范烟草专卖品销毁工作的通知”以及（2006）6号文件“福建省烟草专卖局关于规范烟草专卖品销毁工作的补充通知”，经甲乙双方协商特制订如下合同条款：

一、 项目、价格、数量及交货地点：

1. 项目及价格：废烟梗、废烟土、霉烂烟叶、报废扫机烟叶 240元/吨。

2. 数量：甲方在生产经营过程中产生的无使用价值的烟末、烟梗、霉变烟叶等废弃烟草专卖品出厂前，甲、乙双方现场过磅确认的数量为准。

3、交货地点：甲方所在地。

二、 经营期限：合同期限为拾年，自合同签订之日起计算。

三、 货款结算：

1. 数量以甲、乙双方当场验收为准。

2. 每月定期结算一次，以汇款形式付款。

四、 双方权利和义务：

1. 甲方在合同期限内应将需销毁的废弃烟草专卖品全部交给乙方定点销毁，不得另行委托乙方之外的单位。

2. 乙方应按甲方要求，在不影响甲方生产情况下及时提货或派员驻厂负责验收、货款结算等事项。若拖延提货，影响甲方生产，甲方有权在保证金中每次扣款300元。

3. 乙方按甲方指定地点和时间提货，所有运输过程和费用由乙方负责。甲方负责装车。

4. 乙方提货后应及时按甲方现场管理要求清理现场，若未及时清理，甲方另请他人代为清理，费用由乙方负担。

五、 烟叶废弃物的包装物品（塑料编织袋）由甲方全部提供。

六、本协议壹式四份，甲乙双方各执二份，未尽事宜，双方另行协商。

甲方：福建武夷烟叶有限公司

法定代表人：

委托代表人：

联系电话：

开户银行：兴业银行邵武市支行

帐　　号：19601010010000 4200

纳税人识别号：350781726432574

地址：邵武市熙春东路 400 号

乙方：三明[illegible]健生物工程有限公司

法定代表人：

委托代表人：

联系电话：0598-8523617

开户银行：三明市三元支行

帐　　号：830101040006233

纳税人识别号：350403759394367

地址：三明市三元区工业开发园吉口小区

签定日期： 2006 年 5 月 23 日